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                                                                                                           NOT FOR USE IN NEW YORK

(JOHN HANCOCK(R) LOGO)                                                              Address: P.O. Box 55230, Boston, MA 02205-5230
JOHN HANCOCK ANNUITIES                                       Overnight mailing address: 601 Congress Street, Boston MA 02210-2805.
                                                                                                 Home Office: Bloomfield Hills, MI
John Hancock Life Insurance Company (U.S.A.)                                  Phone: 800-344-1029 Web Address: www.jhannuities.com

==================================================================================================================================

Application for Venture Vision(R)                          Flexible Payment Deferred Variable Annuity Application.
                                                           Payment or original exchange/transfer paperwork must accompany
                                                           Application

1.   ACCOUNT REGISTRATION (Select only one)

     Application solicited in the state of [ ] [ ]

     A.   NON-QUALIFIED (select ownership type)            B.   QUALIFIED

     [ ]  Individual   [ ]  Trust   [ ]  Corporation       [ ]  Traditional IRA, Tax year ______   [ ]  Inherited/Beneficiary IRA

     [ ]  UGMA/UTMA    [ ]  Charitable Remainder Trust     [ ]  Roth IRA, Tax year _______         [ ]  403(b) Non-ERISA

     [ ]  Other ______________________________________     [ ]  SEP IRA                            [ ]  403(b) ERISA

                                                           [ ]  SIMPLE IRA                         [ ]  Individual 401(k)

                                                           [ ]  Other _________________________

==================================================================================================================================

2.   PURCHASE PAYMENT (minimum $25,000)

     A.   DIRECT PAYMENT/AMOUNT                            B.   TRANSFER/ESTIMATED AMOUNT (include transfer paperwork)

     [ ]  Check $__________                                [ ]  Non-qualified 1035 Exchange $__________
          payable to John Hancock Life Insurance
          Company (U.S.A.)                                 [ ]  Qualified Direct Transfer $__________

     [ ]  Wire $__________                                 [ ]  Qualified Rollover from another carrier $__________

==================================================================================================================================

3.   OWNER   [ ]  Male   [ ]  Female   [ ]  Trust/Entity   CO-OWNER   [ ]  Male   [ ]  Female   [ ]  Trust/Entity

     ---------------------------------------------------   -----------------------------------------------------------------------
     Owner's Name (First, Middle, Last or Name of          Co-owner's Name (First, Middle, Last or Name of Trust/Entity)
     Trust/Entity)

     ---------------------------------------------------   -----------------------------------------------------------------------
     Mailing Address                                       Mailing Address

     ---------------------------------------------------   -----------------------------------------------------------------------
     Residential Address (Required if different from       Residential Address (Required if different from mailing or address is
     mailing or address is PO Box)                         PO Box)

     ---------------------------------------------------   -----------------------------------------------------------------------
     City, State, Zip                                      City, State, Zip

          /    /                                                /    /
     ------------------   ------------------------------   ------------------   --------------------------------------------------
     Date of Birth        Social Security/Tax              Date of Birth        Social Security/Tax Identification Number
     (mm/dd/yyyy)         Identification Number            (mm/dd/yyyy)

==================================================================================================================================

4.   ANNUITANT (if different than owner)                   CO-ANNUITANT (if different than co-owner)   [ ]  Male   [ ]  Female
     [ ]  Male   [ ]  Female

     ---------------------------------------------------   -----------------------------------------------------------------------
     Annuitant's Name (First, Middle, Last or Name of      Co-annuitant's Name (First, Middle, Last or Name of Trust/Entity)
     Trust/Entity)

     ---------------------------------------------------   -----------------------------------------------------------------------
     Mailing Address                                       Mailing Address

     ---------------------------------------------------   -----------------------------------------------------------------------
     Residential Address (Required if different from       Residential Address (Required if different from mailing or address is
     mailing or address is PO Box)                         PO Box)

     ---------------------------------------------------   -----------------------------------------------------------------------
     City, State, Zip                                      City, State, Zip

          /    /                                                /    /
     ------------------   ------------------------------   ------------------   --------------------------------------------------
     Date of Birth        Social Security/Tax              Date of Birth        Social Security/Tax Identification Number
     (mm/dd/yyyy)         Identification Number            (mm/dd/yyyy)
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==================================================================================================================================
5.   PRIMARY BENEFICIARY/IES (Total % of proceeds to primary beneficiaries must equal 100%)

     IF THERE ARE CO-OWNERS, THE SURVIVING OWNER IS THE PRIMARY BENEFICIARY. IF YOU WISH TO RESTRICT THE DEATH PAYMENT OPTIONS FOR
     YOUR BENEFICIARY(IES), PLEASE COMPLETE THE SEPARATE RESTRICTED BENEFICIARY FORM. IF YOU HAVE ADDITIONAL BENEFICIARIES, PLEASE
     USE THE REMARKS SECTION 13 TO CONTINUE.

     PRIMARY #1                                            PRIMARY #2

     _________% of proceeds   [ ]  Male   [ ]  Female      _________% of proceeds   [ ]  Male   [ ]  Female   [ ]  Trust/Entity
                              [ ] Trust/Entity

     ---------------------------------------------------   -----------------------------------------------------------------------
     Primary Beneficiary's Name (First, Middle, Last or    Primary Beneficiary's Name (First, Middle, Last or Name of
     Name of Trust/Entity)                                 Trust/Entity)

     ---------------------------------------------------   -----------------------------------------------------------------------
     Relationship to Owner                                 Relationship to Owner

          /    /                                                /    /
     ------------------   ------------------------------   ------------------   --------------------------------------------------
     Date of Birth        Social Security/Tax              Date of Birth        Social Security/Tax Identification Number
     (mm/dd/yyyy)         Identification Number            (mm/dd/yyyy)

     ===================================================   =======================================================================

     PRIMARY #3                                            PRIMARY #4

     _________% of proceeds   [ ]  Male   [ ]  Female      _________% of proceeds   [ ]  Male   [ ]  Female   [ ]  Trust/Entity
                              [ ] Trust/Entity

     ---------------------------------------------------   -----------------------------------------------------------------------
     Primary Beneficiary's Name (First, Middle, Last or    Primary Beneficiary's Name (First, Middle, Last or Name of
     Name of Trust/Entity)                                 Trust/Entity)

     ---------------------------------------------------   -----------------------------------------------------------------------
     Relationship to Owner                                 Relationship to Owner

          /    /                                                /    /
     ------------------   ------------------------------   ------------------   --------------------------------------------------
     Date of Birth        Social Security/Tax              Date of Birth        Social Security/Tax Identification Number
     (mm/dd/yyyy)         Identification Number            (mm/dd/yyyy)

==================================================================================================================================

6.   CONTINGENT BENEFICIARY/IES (Receive proceeds only if primary beneficiary(ies) pre-decease owner)

     CONTINGENT #1                                         CONTINGENT #2

     _________% of proceeds   [ ]  Male   [ ]  Female      _________% of proceeds   [ ]  Male   [ ]  Female   [ ]  Trust/Entity
                              [ ] Trust/Entity

     ---------------------------------------------------   -----------------------------------------------------------------------
     Contigent Beneficiary's Name (First, Middle, Last     Contigent Beneficiary's Name (First, Middle, Last or Name of
     or Name of Trust/Entity)                              Trust/Entity)

     ---------------------------------------------------   -----------------------------------------------------------------------
     Relationship to Owner                                 Relationship to Owner

          /    /                                                /    /
     ------------------   ------------------------------   ------------------   --------------------------------------------------
     Date of Birth        Social Security/Tax              Date of Birth        Social Security/Tax Identification Number
     (mm/dd/yyyy)         Identification Number            (mm/dd/yyyy)

==================================================================================================================================

7.   OPTIONAL LIVING BENEFITS

     (AVAILABLE AT THE TIME OF APPLICATION AND CANNOT BE CANCELLED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY.
     INVESTMENT RESTRICTIONS APPLY. PLEASE SEE SECTION 9.)

     PLEASE CHOOSE ONLY ONE RIDER

     [ ]  PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP

     [ ]  PRINCIPAL PLUS FOR LIFE CLASSIC

     [ ]  PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION To elect this spousal rider, you and your spouse's Date of Birth must be within 6 years or you both must be 65 or older. Spouse must be the Beneficiary for Qualified Registrations. For
          Non-Qualified registrations, spouse must be the Co-owner of the contract and Co-beneficiary.

                                                                /    /
          ----------------------------------------------   -----------------------------------
          Spouse's Name (If Spousal Rider Elected)         Spouse's Date of Birth (mm/dd/yyyy)

==================================================================================================================================

8.   OPTIONAL DEATH BENEFITS

     (AVAILABLE AT THE TIME OF APPLICATION AND CANNOT BE CANCELLED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY.)

     [ ]  ANNUAL STEP-UP DEATH BENEFIT
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9.   INITIAL INVESTMENT ALLOCATIONS

     USE THIS SIDE IF YOU ELECTED A PRINCIPAL PLUS FOR     USE THIS SIDE IF YOU DID NOT ELECT A PRINCIPAL PLUS FOR LIFE RIDER
     LIFE RIDER

     DOLLAR COST AVERAGING                                      DOLLAR COST AVERAGING

     _____% 6 month DCA (Must also complete section 10)    _____% 6 month DCA (Must also complete section 10)
     _____% 12 month DCA (Must also complete section 10)   _____% 12 month DCA (Must also complete section 10)
                                                           _____% RCM/T. Rowe Price Science & Technology
     MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LTD         _____% MFC GIM(1) Pacific Rim
                                                           _____% T. Rowe Price Health Sciences
     _____% Lifestyle Growth                               _____% Wellington Management Small Cap Growth
     _____% Lifestyle Balanced                             _____% Wellington Management Mid Cap Stock
     _____% Lifestyle Moderate                             _____% Wellington Management Natural Resources
     _____% Lifestyle Conservative                         _____% Davis Financial Services
     _____% Index Allocation Trust                         _____% Marsico International Opportunities
     _____% Money Market                                   _____% Templeton(R) International Small Cap
       100% TOTAL                                          _____% American Funds American International
                                                           _____% Templeton(R) International Value
     OR CHOOSE ONE ASSET ALLOCATION MODEL                  _____% GMO International Core
                                                           _____% MFC GIM(1) Mid Cap Index
     [ ]  FUNDAMENTAL HOLDINGS OF AMERICA                  _____% Jennison Capital Appreciation
                                                           _____% American Funds American Growth
     15% American International (American Funds)           _____% T. Rowe Price Blue Chip Growth
     25% American Growth-Income (American Funds)           _____% Capital Guardian U.S. Large Cap
     25% American Growth (American Funds)                  _____% LMFM Core Equity
     35% American Bond (American Funds)                    _____% PIM Classic Value
                                                           _____% DeAM Real Estate Securities
     [ ]  GLOBAL BALANCED                                  _____% Munder Capital Small Cap Opportunities
     30% Fundamental Value (Davis)                         _____% Wellington Management Small Cap Value
     25% American International (American Funds)           _____% T. Rowe Price Small Company Value
     25% Global Allocation (UBS Global AM)                 _____% Van Kampen Value
     20% Global Bond (PIMCO)                               _____% Davis Fundamental Value
                                                           _____% T. Rowe Price Equity-Income
     [ ]  BLUE CHIP BALANCED                               _____% American Funds American Growth-Income
     30% American Growth (American Funds)                  _____% Capital Guardian Income & Value
     30% American Growth-Income (American Funds)           _____% UBS Global AM Global Allocation
     40% Investment Quality Bond (Wellington Management)   _____% WAMCO High Yield
                                                           _____% WAMCO Strategic Bond
     If any Principal Plus For Life rider is elected,      _____% PIMCO Global Bond
     (a) I understand that if I allocate in accordance     _____% Wellington Management Investment Quality Bond
     with an Asset Allocation Model, now or in the         _____% PIMCO Total Return
     future, my variable contract value must be            _____% American Funds American Bond
     rebalanced quarterly and (b) I hereby authorize the   _____% WAMCO U.S. Government Securities
     Company to automatically rebalance my variable        _____% MFC GIM(1) Money Market
     contract value on a quarterly basis, on the last             INDEX PORTFOLIO
     business day of the calendar quarter, whenever my     _____% MFC GIM(1) Index Allocation Trust
     contract value is invested in accordance with an             MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LTD
     Asset Allocation Model.                               _____% Lifestyle Aggressive
                                                           _____% Lifestyle Growth
                                                           _____% Lifestyle Balanced
                                                           _____% Lifestyle Moderate
                                                           _____% Lifestyle Conservative
                                                             100% TOTAL

(1)  MFC Global Investment Management (U.S.A.) Limited

==================================================================================================================================

10.  OPTIONAL DOLLAR COST AVERAGING Complete this section if you wish to Dollar Cost Average. Dollar Cost Averaging is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more
     Variable portfolios. If no start date is indicated below, automatic transfers start 30 days after your contract's inception and continue until the Source fund is depleted. If the Transfer date is a weekend or holiday, the transfer will occur on the next business day.

     Start Date: ______/______/________
                     (mm/dd/yyyy)

     SOURCE FUND                                           DESTINATION FUND(S) AND % TO ALLOCATE (must equal 100%)

     [ ]  6 month DCA Fund    [ ]  12 month DCA Fund       __________________________________   __________%
                                                           Fund Name/Model
     [ ]  Money Market Fund   [ ]  Other Source Fund
                                                           __________________________________   __________%
                                                           Fund Name/Model
     If Money Market or Other Source Fund elected,
     indicate amount to be transferred each month $_____   __________________________________   __________%
                                                           Fund Name/Model

                                                           __________________________________   __________%
                                                           Fund Name/Model

     If you elected Principal Plus For LIfe RIder, Destination Funds must be from the Principal Plus For Life options in Section
     9.
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11.  STATE DISCLOSURES

     FOR APPLICANTS IN ALL STATES EXCEPT AK, AZ, CO, DE, DC, FL, ID, IN, KY, ME, NE, NJ, NM, OH, OK, PA, TN, VA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     FOR AK APPLICANTS: A person who knowingly and with intent to injure, defraud, or deceive an insurance company files a claim containing false, incomplete, or misleading information may be prosecuted under state law.

     FOR AZ APPLICANTS: On written request, the Company is required to provide you, within a reasonable time, factual information regarding the benefits and provisions of your annuity contract. If, for any reason you are not satisfied with your annuity contract, you may return it within ten days, OR WITHIN THIRTY DAYS IF YOU ARE SIXTY-FIVE YEARS OF AGE OR OLDER ON THE DATE OF
     THE APPLICATION FOR YOUR ANNUITY CONTRACT, after the contract is delivered and receive a refund of all monies paid. For your protection, state law required the following statements to appear on this form. Any person who knowingly presents a false of fraudulent claim for payment of a loss is subject to criminal and civil penalties.

     FOR CO APPLICANTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

     FOR DE, ID, IN, OK APPLICANTS: Any person who knowingly and with intent to injure, defraud, or deceive an insurance company files a statement of claim containing false, incomplete, or misleading information is guilty of a felony.

     FOR DC APPLICANTS: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

     FOR FL APPLICANTS: Any person who knowingly and with intent to injure, defraud, or deceive an insurance company files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

     FOR KY, NE, PA APPLICANTS: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

     FOR ME, TN, VA APPLICANTS: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

     FOR NJ APPLICANTS: Any person who knowingly files a statement of claim containing any false or misleading information is subject to criminal and civil penalties.

     FOR NM APPLICANTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

     FOR OH RESIDENTS: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

     FOR CT & NJ RESIDENTS ONLY: All declarative portions of this application are to the best of my/our knowledge and belief.

==================================================================================================================================

12.  NOTICE: FOR CALIFORNIA OWNER(S)/ANNUITANT(S) 60 OR OLDER ONLY

     Under California law, there is a 30 Day Right to Review your contract. The amount that will be returned to you if you cancel your Contract during this 30 day period will depend on the election below which designates where your Payments will be allocated during the Right to Review period. Please check one of the following boxes. If you do not check one of these boxes, we will allocate your payment to the Money Market portfolio.

     [ ]  I/we wish to immediately invest in the variable Investment Options elected in Section 9. If my/our Contract is cancelled within 30 days, the Contract Value will be returned to me/us.

     [ ]  I/we authorize the company to allocate my payment to the Money Market portfolio for a period of 35 calendar days. On the
          35th day (or next business day) transfer my Contract Value to the investment selection(s) elected in Section 9. If I cancel my/our contract within 30 days, any Payments will be returned.

==================================================================================================================================

13.  REMARKS
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14. ACKNOWLEDGMENTS/SIGNATURES

     [ ]  YES   [ ]  NO   Does the annuitant or applicant(s) have any existing annuity or insurance policies?

     [ ]  YES   [ ]  NO   Will the purchase of this annuity replace or change any other insurance or annuity?

                          IF YOU ANSWERED "YES" TO EITHER QUESTION, PLEASE COMPLETE BELOW AND ATTACH TRANSFER PAPERWORK AND ANY
                          NECESSARY STATE REPLACEMENT FORMS:

     ---------------------------------------------------   ----------------------------------   [ ]  Annuity   [ ]  Life Insurance
     Issuing Company                                       Contract Number

     ---------------------------------------------------   ----------------------------------   [ ]  Annuity   [ ]  Life Insurance
     Issuing Company                                       Contract Number

     I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE
     CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND ARE NOT
     GUARANTEED AS A TO FIXED DOLLAR AMOUNT.

     I CERTIFY MY STATUS AS A CITIZEN OF THE UNITED STATES OF AMERICA OR A RESIDENT ALIEN OF THE UNITED STATES OF AMERICA.


     X                                                                                                  /         /
     ---------------------------------------------------   ----------------------------------   ----------------------------
     Signature of Owner                                    City, State                          Date (mm/dd/yyyy)


     X
     ---------------------------------------------------
     Signature of Co-owner (if any)


     X
     ---------------------------------------------------   ----------------------------------
     Signature of Annuitant                                City, State


     X
     ---------------------------------------------------
     Signature of Co-annuitant (if any)

==================================================================================================================================

15.  AGENT INFORMATION

     A.   AGENT CERTIFICATION

     [ ]  YES   [ ]  NO   Does the annuitant or applicant have existing individual life insurance policies or annuity contracts?

     [ ]  YES   [ ]  NO   Will this contract replace or change any existing life insurance or annuity in this or any other company?

     B.   OPTION (If left blank, option will default to your firm's Selling Agreement)

     [ ]  Option B   [ ]  Option C

     C.   AGENT INFORMATION


     X
     ---------------------------------------------------   ----------------------------------   ----------------------------------
     Signature of Agent #1                                 Printed Name of Agent                Percentage %



                                                                                                        -        -
     ---------------------------------------------------   ----------------------------------   ----------------------------------
     State License I.D.                                    Broker/Dealer Rep Number             Social Security Number

                                                           (                                )
     ---------------------------------------------------   ----------------------------------
     Broker/Dealer Firm                                    Agent's Telephone Number


     X
     ---------------------------------------------------   ----------------------------------   ----------------------------------
     Signature of Agent #2                                 Printed Name of Agent                Percentage %

                                                                                                        -        -
     ---------------------------------------------------   ----------------------------------   ----------------------------------
     State License I.D.                                    Broker/Dealer Rep Number             Social Security Number

                                                           (                                )
     ---------------------------------------------------   ----------------------------------
     Broker/Dealer Firm                                    Agent's Telephone Number
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==================================================================================================================================

TELEPHONE/ELECTRONIC TRANSACTION AUTHORIZATION*

AS THE OWNER, I WILL RECEIVE THIS PRIVILEGE AUTOMATICALLY. By marking "Accept," I am also authorizing John        ACCEPT   DECLINE
Hancock to act on telephone or electronic instructions from any other person who can furnish proper                 [ ]      [ ]
identification. John Hancock will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, John Hancock and its employees will be held harmless for any claim, loss, liability, or expense.

==================================================================================================================================

TELEPHONE WITHDRAWAL AUTHORIZATION*

I authorize the Company to act on withdrawal instructions given by telephone from myself or any person who can     ACCEPT  DECLINE
furnish proper identification.                                                                                       [ ]     [X]

If I elect this option, I understand that neither the Company nor any person authorized by the Company will be     Owner MUST mark
responsible for any claim, loss, liability, or expense in connection with a telephone withdrawal if the            or the default
Company or such other person acted on telephone withdrawal instructions in good faith in reliance on this         will be selected
authorization.

==================================================================================================================================

AUTOMATIC REBALANCING*

If marked, the Contract Value, excluding amounts in the fixed account investment options, will be                  ACCEPT  DECLINE
automatically rebalanced as indicated by variable Investment Allocations elected on section 6 of the                 [ ]     [X]
application, unless subsequently changed. Initial Payment must be allocated to at least 2 variable investment
options in order to participate in Automatic Rebalancing.                                                          Owner MUST mark
                                                                                                                   or the default
If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable portfolios      will be selected
must be included in the program. Therefore, fund exchanges and subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options.
Automatic Rebalancing not available if you are participating in a Dollar Cost Averaging program from a
Variable Portfolio.

Rebalancing will occur on the 25th of the month (or next business day); please indicate frequency. If no frequency is indicated, then Automatic Rebalancing will occur Quarterly:

[ ]  Quarterly   [ ]  Semi-Annually (June & December)   [ ]  Annually (December)

==================================================================================================================================

CLIENT BROKERAGE ACCOUNT

To link your variable annuity to your brokerage account, provide your Client Brokerage Account Number. (optional)

__________________________________________________
Client Brokerage Account Number

*    Unless subsequently changed in accordance with terms of Contract issued.

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